Exhibit 99.5

NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

INTEGRATED HEALTHCARE HOLDINGS, INC.
COMMON STOCK WARRANT

WARRANT TO PURCHASE SHARES OF COMMON STOCK

THIS COMMON STOCK WARRANT (this “Warrant”) certifies that, for consideration received, SPCP GROUP IV, LLC, a Delaware limited liability company, or its successors or assigns (the “Holder” or “Holders,” as applicable), is entitled to subscribe for and purchase SIXTEEN MILLION EIGHT HUNDRED SEVENTEEN THOUSAND THREE HUNDRED SIXTY FIVE (16,817,365) fully paid and nonassessable shares (as adjusted pursuant to Section 3 hereof, the “Shares”) of the Common Stock (the “Common Stock”) of Integrated Healthcare Holdings, Inc., a Nevada corporation (the “Company”), at a price per Share equal to seven cents ($0.07) (as adjusted pursuant to Section 3 hereof, the “Exercise Price”), subject to the provisions and upon the terms and conditions hereinafter set forth.

1.           Method of Exercise; Payment.

(a)           Exercise. This Warrant shall be exercisable from and after April 13, 2010 (the “Initial Exercise Date”) through April 13, 2013 (the “Expiration Date”).  This Warrant shall be exercisable by Holder in whole or in part and from time to time for the Shares (as adjusted pursuant to Section 3 hereof).

(b)           Cash Exercise.  The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company, by wire transfer or certified, cashier’s or other check acceptable to the Company (or as otherwise provided pursuant to Section 1(c) hereinbelow), of an amount equal to the aggregate Exercise Price of the Shares being purchased.

(c)           Net Issue Exercise.  In combination with or in lieu of exercising this Warrant for cash pursuant to Section 1(b), the Holder may elect to receive Shares of Common Stock equal to the value of this Warrant (or any portion thereof) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

X	=	Y (A-B) A

Where	X	=	the number of the Shares to be issued to the Holder pursuant to this Section 1(c).

Y	=	the number of the Shares covered by this Warrant in respect of which the net issuance election is made pursuant to this Section 1(c).

A	=	the fair market value of one Share on the date of election under this Section 1(c), as determined in accordance with Section 3(d).

B	=	the Exercise Price in effect under this Warrant on the date of election under this Section 1(c).

(d)           Fair Market Value.  For purposes of this Warrant, the per share fair market value of the Shares shall mean:

(i)           If the class of Shares is traded on a national securities exchange or other over-the-counter quotation system, the fair market value shall be the last reported sale price of a Share on such exchange or other over-the-counter quotation system on the last business day before the effective date of exercise of the net issuance election or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange.

(ii)           If the class of Shares is not so listed and bid and ask prices are not reported, the fair market value shall be the price per Share that the Company could obtain from a willing buyer for Shares sold by the Company, as such price shall be determined by either of the following (in each case, the “Appraiser”), which determination shall be conclusive and binding on the Company and the Holder for purposes of this Warrant: (A) the mutual agreement of the Company and Holder, or (B) alternatively, if in good faith the Company and the Holder are unable to reach such mutual agreement within five (5) business days, a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing selected by the Holder in its sole and absolute discretion and at the Company’s sole cost and expense.

(e)           Stock Certificates.  Promptly upon receipt of a notice to exercise, the Company will take all necessary actions to authorize the issuance of such Common Stock under this Warrant.  In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within three (3) business days, or four (4) Trading Days if the Company’s Common Stock is publicly traded and the notice of exercise is received after 1:30 p.m. Pacific Time on a day in which the Company’s Common Stock is publicly traded (each a “Trading Day”) and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

2.           Stock Fully Paid.  All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be duly authorized, validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof (except the Holder’s income taxes, if any, that are due and payable with respect to the Shares).

3.           Adjustment to the Number of Shares Issuable and/or the Exercise Price.  The number of Shares issuable upon the exercise of this Warrant and the Exercise Price are subject to adjustment from time to time as set forth in this Section 3.  Upon each adjustment pursuant to this Section 3, the Holder shall thereafter prior to the Expiration Date be entitled to purchase the adjusted number of Shares of Common Stock at the Exercise Price as adjusted hereby.

(a)           If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend payable in shares of its capital stock (whether payable in shares of its Common Stock, preferred stock, or securities convertible into, or exchangeable or exercisable for, Common Stock or of other capital stock of any class), (ii) shall subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then (x) the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased or decreased to reflect such event, and (y) the Exercise Price shall be adjusted to an amount obtained by multiplying the Exercise Price in effect immediately prior to such event by a fraction equal to the number of Shares for which this Warrant is exercisable immediately prior to such event divided by the number of Shares for which this Warrant is exercisable immediately after such event.  Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date of a subdivision, combination or reclassification.

(b)           If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock, or holders of any securities convertible into, or exchangeable or exercisable for Common Stock (and not to the Holder), evidences of its indebtedness, assets or any rights or warrants to subscribe for or purchase any security (excluding those referred to in this Section 3), the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect such event as determined by the Appraiser.  The Company shall promptly provide a statement to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(c)           In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then, subject to the terms hereof, the Holder shall have the right thereafter to exercise this Warrant into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which this Warrant could have been exercised immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled.  The terms of any such reclassification, consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 3(c) upon any exercise following such reclassification, consolidation, merger, sale, transfer or share exchange.  This provision shall similarly apply to successive reclassification, consolidations, mergers, sales, transfers or share exchanges.

(d)           If the Company, at any time while this Warrant is outstanding, shall issue additional shares of Common Stock for a consideration per share less than the Exercise Price (a “Dilutive Issuance”), then, the Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares which the aggregate consideration received by the Company for such issue would purchase at such Exercise Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such additional shares of Common Stock so issued.  For the purposes of this Section 3(d), all shares of Common Stock issuable upon conversion of any outstanding shares of preferred stock and the exercise and/or conversion of any other outstanding securities or rights exercisable for or convertible into shares of Common Stock shall be deemed to be outstanding.  For the purposes of this Section 3(d), the following paragraphs shall also be applicable:

(i)           If the Company, at any time while this Warrant is outstanding, grants any rights to subscribe for, or any rights or options to purchase, or securities convertible into, shares of Common Stock, whether or not such rights or options or rights to convert or exchange are immediately exercisable, and the price per share associated with such rights or options or rights to convert or exchange is less than the Exercise Price, then the total maximum number of shares issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such convertible securities issuable upon the exercise of such rights or options shall (as of the date of grant of such rights or options) be deemed to have been issued at such time in a Dilutive Issuance, and the Exercise Price shall be adjusted accordingly pursuant to this Section 3(d).

(ii)           If the Company, at any time while this Warrant is outstanding, issues or sells any convertible securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share associated with such convertible securities is less than the Exercise Price, then the total maximum number of shares issuable upon conversion or exchange of such convertible securities shall (as of the date of the issue or sale of such convertible securities) be deemed to have been issued at such time in a Dilutive Issuance, and the Exercise Price shall be adjusted accordingly pursuant to this Section 3(d); provided that if any such issuance or sale of such convertible securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such convertible securities for which adjustments of the Exercise Price have been or are to be made pursuant to Section 3(d)(i), then no further adjustment shall be made pursuant to this Section 3(d)(ii) by reason of such issuance or sale.

(e)           For purposes of any computation respecting consideration received, the following shall apply:

(i)           in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith; and

(ii)           in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Appraiser, whose determination shall be conclusive.

(f)           For the purposes of this Section 3, the following clauses shall also be applicable:

(i)           Record Date.  In case the Company shall promptly take a record of the holders of its Common Stock for the purposes of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in convertible securities, or (B) to subscribe for or purchase Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(ii)           Treasury Shares.  Except for the shares issuable pursuant to the stock purchase agreements entered into by the Company pursuant to the Settlement Agreement, General Release and Covenant Not to Sue on or about April 2, 2009 (“Purchase Rights”), the number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for purposes of this Section 3.

(iii)           Exempt Issuance.  Notwithstanding anything to the contrary contained in this Section 3, no adjustments to the number of Shares issuable upon exercise of this Warrant or the Exercise Price shall be made upon an Exempt Issuance.  The term “Exempt Issuance” means the issuance of (a) shares of Common Stock in an underwritten public offering with an aggregate gross offering price of at least $50,000,000 and a minimum per share offering price of at least double the then-current Exercise Price, (b) shares of Common Stock or options to employees, officers or directors of the Company primarily for compensatory purposes pursuant to any stock or option plan or arrangement duly adopted by the Board of Directors of the Company, provided that any shares issued to any Affiliate, existing shareholder, or other related party of the Company (the “Related Parties”) in connection with such plans or arrangements are not materially greater than the shares otherwise issued to non-Related Parties for similar service under such plans or arrangements, (c) shares of common stock or options to third-party consultants to the Company who are not Related Parties pursuant to arrangements duly approved by the Board of Directors of the Company, (d) securities upon the exercise or conversion of this Warrant, the other New Warrants (defined below), the Purchase Rights, or other securities or rights exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the Initial Exercise Date, (e) securities issued as consideration for acquisitions or strategic transactions duly approved by the Board of Directors of the Company in a business synergistic with the business of the Company, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities or (f) Common Stock and/or securities convertible into or exercisable for shares of Common Stock that may be issued to Kali P. Chaudhuri, M.D. or his Affiliates in connection with one or more strategic transactions approved by the Board of Directors of the Company as being fair and reasonable and providing consideration to the Company at least commensurate with the shares or securities being issued, provided that the number of shares issued or shares into which such securities are convertible pursuant to all issuances under this clause (f) shall not exceed 55,000,000 shares in aggregate (as appropriately adjusted for stock splits, combinations and similar events).

(iv)           For purposes of this Warrant, the term “Affiliate” shall have the definition given that term in Rule 12b-2 promulgated by the Securities and Exchange Commission under the Exchange Act.

(g)           The Company shall not, by amendment of its articles of incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Section 3 against impairment.

4.           Notice of Adjustments. Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall promptly provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

5.           Fractional Shares. This Warrant may not be exercised for fractional shares.  In lieu of fractional shares the Company shall promptly make a cash payment therefor based upon the per share fair market value of a Share then in effect.

6.           Pre-emptive Rights.  The Company hereby grants to the Holder (so long as SPCP Group IV, LLC or an Affiliate thereof (which term shall include any investment fund managed by SPCP Group IV, LLC or its Affiliates) is and remains the Holder hereof) pre-emptive rights with respect to issuances, other than Exempt Issuances, after the Initial Exercise Date, by the Company of its equity securities or securities or rights convertible into or exercisable for equity securities, where issuance of those securities or rights would result in dilution of the Holder’s beneficial ownership (as calculated by the Holder for purposes of Section 13(d) of the Exchange Act of 1934, as amended (the “Exchange Act”)) of the Common Stock on a fully-diluted and as converted basis, taking into account all securities of the Company held by the Holder which entitle the Holder to acquire Common Stock at any time, including, without limitation, this Warrant, immediately prior to the consummation of the proposed issuance (the “Pre-Transaction Percentage”).  Each time the Company proposes to issue or offer any shares of, or securities or rights convertible into or exercisable for any shares of, any class of the Company’s equity securities (the “New Shares”) that would reduce the Holder’s Pre-Transaction Percentage, other than in Exempt Issuances, the Company shall first make a written offer to the Holder of its pro rata share of the New Shares based on the Holder’s Pre-Transaction Percentage (the “Offer Notice”).  The Offer Notice shall state (a) the Company’s bona fide intention to issue or offer the New Shares, (b) the identity of the person(s) to whom the New shares are to be issued or offered, (c) the number of New Shares to be issued or offered, and (d) the price and terms upon which it proposes to issue or offer the New Shares.  The Holder may, by written notice to the Company delivered within ten (10) days of its receipt of the Offer Notice, elect to purchase, at the price and on the terms specified in the Offer Notice, up to its pro rata share of the New Shares.  The closing of the sale to the Holder shall occur simultaneously with the issuance or sale of the New Shares to the other person(s) identified in the Offer Notice, but no earlier than fifteen (15) days following the Holder’s receipt of the Offer Notice (unless a shorter period is mutually agreed between the Company and the Holders).  The Holder’s pro rata share of the New Shares shall be priced equal to the lowest price paid by any of the other person(s) identified in the Offer Notice, including any such person who may be receiving or purchasing New Shares by virtue of similar pre-emptive or other purchase rights.  If the Company does not consummate the issuance or sale of the New Shares within sixty (60) days following the Holder’s receipt of the Offer Notice, then the New Shares shall not be offered, issued or sold unless again offered to the Holder in accordance with this Section 6.

7.           Representations, Warranties and Covenants of the Company.

(a)           The Company represents and warrants to the Holder that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company’s obligations hereunder were taken prior to and are effective as of the effective date of this Warrant, except that the Company may need to obtain stockholder approval to increase its authorized capital to ensure there are sufficient shares of Common Stock available for issuance of the Shares pursuant hereto.  The Company covenants and agrees to promptly increase the Company’s authorized capital as and to the extent necessary to ensure there are sufficient authorized shares of Common Stock reserved and available for issuance under this Warrant, subject to the Holder’s cooperation in approving by vote or written consent from time to time resolutions approving such increases in authorized capital. The Company will procure at its sole expense upon each such authorization and reservation of shares the listing thereof (subject to issuance or notice of issuance) on all stock exchanges on which the Common Stock is then listed or inter-dealer trading systems or markets on which the Common Stock is then traded. The Company will take all such actions as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock may be listed or inter-dealer trading system on which the Common Stock is then traded, free of any pre-emptive rights except as referenced in Section 7(e) hereof. In furtherance, and not in limitation, of the foregoing, the Company covenants and agrees to prepare and file with the Securities and Exchange Commission preliminary and definitive versions of a Schedule 14C Information Statement and make such other filings and mailings to the Company’s stockholders as necessary or appropriate to cause an increase in the Company’s authorized capital to a number that is sufficient to accommodate exercise of this Warrant, to become effective as soon as practicable after the Initial Exercise Date.

(b)           The Company has made available to the Holder true, correct and complete copies of its articles of incorporation and bylaws, as amended.  This Warrant is not inconsistent with the Company’s articles of incorporation or bylaws, and does not contravene any law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, agreement or other instrument to which it is a party or by which it is bound, and constitutes the legal, valid and binding agreements of the Company, enforceable in accordance with its terms.

(c)           No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for the filing of notices pursuant to Regulation D under the Securities Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby.

(d)           All issued and outstanding shares of Common Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable.  All outstanding shares of Common Stock and any other securities were issued in full compliance with all federal and state securities laws.  Except as provided in favor of Kali P. Chaudhuri, M.D. and William E. Thomas in that certain Securities Purchase Agreement dated effective as of July 18, 2008, as amended, among the Company, Kali P. Chaudhuri, M.D. and William E. Thomas (“2008 SPA”), no stockholder of the Company has preemptive rights to purchase new issuances of the Company’s capital stock.

(e)           Except as provided in the 2008 SPA and in warrants (including this Warrant) to purchase up to four hundred five million (405,000,000) shares of Common Stock, which warrants (the “New Warrants”) were issued by the Company on the Initial Exercise Date, the Company is not, pursuant to the terms of any agreement currently in existence, under any obligation to register under the Securities Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

(f)           Assuming that the Holder is an accredited investor (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act (as defined in Section 8 hereof)), the issuance of the Shares upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the Securities Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

(g)           At the written request of the Holder, in the event the Holder proposes to sell Shares issuable upon the exercise of this Warrant in compliance with Rule 144 promulgated under the Securities Act by the Securities and Exchange Commission, the Company shall furnish to the Holder, within three (3) Trading Days after receipt of such request, a written statement confirming the Company’s compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

8.           Restrictive Legend.  The Shares (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

9.           Transfer of Warrant.

(a)           This Warrant may be sold, transferred, assigned or hypothecated, in whole or in part, by the Holder without the consent of the Company; provided, in each case that any transferee or assignee agrees to be bound by the terms of this Warrant, and such transfer or assignment is in compliance with the Securities Act and the securities law of any applicable jurisdiction.  The Warrant may be divided or combined, upon request to the Company by the Holder, into one or more new warrants representing the same aggregate number of Shares.  For purposes of this Warrant, “person” means an individual or a corporation, association, partnership, limited liability company, joint venture, organization, business, trust or any other entity or organization, including a government or any subdivision or agency thereof.  The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.

(b)           No opinion of counsel or “no-action” letter shall be necessary for any transfer or assignment by any Holder.

10.           Rights of Stockholders.  No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

11.           Information Rights.  The Company shall deliver to the Holder the following (which may be satisfied by the Company’s delivery of the Company’s public filings, if applicable, to Holder):

(a)           as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, a balance sheet and income statement as of the last day of such year and a statement of cash flows for such year, such year end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

(b)           as soon as practicable, but in any event within forty five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, schedule as to the sources and application of funds for such fiscal quarter, an unaudited balance sheet and a statement of stockholder’s equity as of the end of such fiscal quarter; and

(c)           as soon as practicable, but in any event with forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the number of common shares issuable upon conversion or exercise of any outstanding securities convertible or exercisable for common shares and the exchange ratio or exercise price applicable thereto and number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Holder to calculate its percentage equity ownership in the Company and certified by the Chief Financial Officer or Chief Executive Officer of the Company as being true, complete and correct.

12.           Reports Under Exchange Act.  With a view to making available to the Holders the benefits of Rule 144 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act (“SEC Rule 144”) and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a)           make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company is subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b)           file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)           furnish to any Holder, so long as the Holder holds this Warrant or owns any Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

13.           Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable after 5:00 p.m., Pacific Time, on the Expiration Date.

14.           Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder’s address as set forth on the register maintained by the Company, and (ii) if to the Company, at the address of its principal corporate offices (Attention: President), which on the date hereof is 1301 N. Tustin Avenue, Santa Ana, California 92705, or at such other address as a party may designate by ten (10) days advance written notice to the other party pursuant to the provisions above.

15.           Warrant Agent.

(a)           The Company shall serve as the initial warrant agent under this Warrant.  The Company and the Holder may appoint a new warrant agent as mutually agreed upon by the Company and the Holder.

(b)           Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act.  Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the register maintained by the warrant agent pursuant to this Warrant.

16.           Payment of Taxes.  The Company will pay all documentary stamp taxes attributable to the issuance of Shares upon the exercise of the Warrants represented by this Warrant.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring the Warrants represented by this Warrant or receiving the Shares under this Warrant.

17.           Replacement of Warrant.  If the certificate evidencing this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant certificate, a new warrant certificate of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and bond or other indemnity, if requested, reasonably satisfactory to it.  A Holder of a replacement warrant certificate also shall comply with such other reasonable regulations and pay such other reasonable charges attributable to the replacement of a warrant certificate.

18.           Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Nevada.

19.           Amendments.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

20.           Registration Rights.

(a)           The Company shall file a registration statement under the Securities Act covering the resale of all Shares of the Holder as soon as practicable following the Holder’s written request to do so, and use its reasonable best efforts to have the registration statement declared effective by the SEC for distribution thereof by means of an underwriting.  The underwriter will be selected by the Company and shall be reasonably acceptable to the Holder.  The Holder shall (together with the Company as provided herein below) enter into an underwriting agreement in a customary form with the underwriter or underwriters selected for such underwriting.  Notwithstanding any other provision of this Section 19(a), if the underwriter advises the Holder in writing that marketing factors require a limitation of the number of Shares to be underwritten, the number of Shares held by the Holder to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.  The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of the Shares with respect to the registrations pursuant to this Section for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders as selected by them.

(b)           (i)           The Company covenants and agrees with the Holder (and any subsequent Holders of this Warrant and/or Shares) that, in the event the Company proposes to file a registration statement under the Securities Act (including, without limitation, relating to an initial public offering of Company Common Stock or shall receive a request for registration on Form S-3 from any stockholder) with respect to any class of security which becomes or which the Company believes will become effective on or after the Initial Exercise Date and on or before the Expiration Date, then the Company shall in each case give prompt written notice of such proposed filing to the Holder (and any subsequent Holders of this Warrant and/or Shares) at least sixty (60) days before the proposed filing date and, by such notice, shall offer to such Holders the opportunity to include in such registration statement such number of Shares as they may request in writing.

(ii)           The Company shall permit, or shall cause the managing underwriter of a proposed offering to permit, the Holders from whom such written requests have been received to include such number of Shares (the “Piggy-back Shares”) in the proposed offering on terms and conditions no less favorable to the Holders as the terms and conditions applicable to securities of the Company included therein or as applicable to securities of any person other than the Company and the Holders of Piggy-back Shares if the securities of any such person are included therein; provided, however, that the Company shall not be required to honor any such request that is received more than sixty (60) days after the proper giving of the Company’s notice or after the Expiration Date. Notwithstanding any other provision of this Section 19(b)(ii), if the underwriter advises the Holder in writing that marketing factors require a limitation of the number of shares to be underwritten, the number of Shares held by the Holder to be included in such underwriting shall not be reduced unless all other securities, other than securities to be registered pursuant to the registration rights granted in the 2008 SPA (the “Other Shares”) and securities to be offered for the account of the Holders of the New Warrants and the Company, are first entirely excluded from the underwriting, and unless the number of Other Shares, on the one hand, and Piggy-back Shares on the other hand, are cut back on a pro rata basis based on the number of Piggy-back Shares and Other Shares requested to be included in such offering.  The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of the Shares with respect to the registrations pursuant to this Section for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders selected by them.

(iii)        The Company shall be obligated pursuant to this Section 19(b)(iii) to include in the piggy-back offering Shares that have not yet been purchased by a Holder so long as such Holder submits an undertaking to the Company that such Holder intends to exercise the Warrant for at least the number of Shares to be included in such piggy-back offering prior to the consummation of such piggy-back offering.  The Company shall use its reasonable best efforts to register or qualify the Shares for offer or sale under the state securities or Blue Sky laws of such states which the Holders of such Shares shall designate.

(iv)        If the Company decides not to proceed with the piggy-back offering, the Company will have no obligation to proceed with the offering of the Piggy-back Shares.

(c)           (i)           To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Violation (as defined herein below) and the Company will pay to each such Holder, underwriter, controlling person or other aforementioned person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 19(c)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person.  The term “Violation” means losses, claims, damages, or liabilities (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations:  (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by any other party hereto, of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

(ii)          Each Holder of Shares who participates in a registration pursuant to Section 19 shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed any such registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company, or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue or alleged untrue statement of any material fact contained in any such registration statement, or final prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any such registration statement, or final prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subparagraph (ii) shall not apply to amounts paid to any claimant in settlement of any suit or claim unless such payment is first approved by such Holder; and, provided further, that the aggregate amount payable by a Holder pursuant to this Section 19(c)(ii) shall not exceed the net proceeds received by such Holder in the registered offering out of which its obligations pursuant to this Section 19(c)(ii) arise.

[signature page follows]

Issued this 13th day of April, 2010.

Integrated Healthcare Holdings, Inc., a Nevada corporation By: /s/ Kenneth K. Westbrook Kenneth K. Westbrook, Chief Executive Officer

Attachments

Exhibit A - Notice of Exercise
Exhibit B - Form of Transfer

EXHIBIT A

NOTICE OF EXERCISE

TO:           Integrated Healthcare Holdings, Inc.

Attention: President

1.           The undersigned hereby elects to purchase __________ shares of the Common Stock of Integrated Healthcare Holdings, Inc. (the “Company”) pursuant to the terms of the attached Warrant.

2.           Method of Exercise (Please initial the applicable blank(s)):

___
The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full of $____________ for the purchase price of _____________ Shares being purchased for cash, together with all applicable transfer taxes, if any.

___
The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 1(c) of this Warrant, and accordingly requests delivery of a net of ______ of such Shares and a corresponding reduction in the total number of Shares available for further exercise from __________ Shares to _____________ Shares.

3.           Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4.           The undersigned hereby represents and warrants that the aforesaid shares of Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof.

(Signature)

Title: ___________________________________________________________

(Date)

EXHIBIT B

FORM OF TRANSFER
(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ____________ shares of the Common Stock of Integrated Healthcare Holdings, Inc. (the “Company”), to which the attached Warrant relates, and appoints ______________ as their true and lawful attorney in fact to transfer such right on the books of the Company, with full power of substitution in the premises.

Dated: ____________________

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant) (Address)

Signed in the presence of: